SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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eLOYALTY CORPORATION

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Contact:
Timothy Cunningham
eLoyalty Corporation
(847) 582 7000
ir@eloyalty.com

Leading Proxy Advisory Firm Recommends That eLoyalty
Stockholders
Vote in Favor Of Three Proposals

Lake Forest, IL, December 3, 2001 – eLoyalty Corporation, a leading enterprise CRM services company (Nasdaq: ELOY), announced today that Institutional Shareholder Services, a leading proxy advisory firm, has recommended that its clients vote in favor of the three proposals put forth at eLoyalty’s upcoming stockholders’ meeting on December 18, 2001. The proposed actions are to:

1.	Approve the issuance and sale of shares of 7% convertible preferred stock in a private placement to funds affiliated with Technology Crossover Ventures and Sutter Hill Ventures and the issuance of common stock upon the conversion of that preferred stock;
2.	Approve an increase in the number of authorized shares of both the company’s common stock and the company’s preferred stock; and
3.	Approve a one-for-ten reverse stock split with respect to all issued shares of the company’s common stock and a corresponding reduction in the number of authorized shares of the company’s common stock.

“We are pleased to hear that ISS has recommended a favorable vote on all three actions,” said Kelly D. Conway, President and CEO of eLoyalty. “We believe that these actions will provide eLoyalty with greater flexibility for achieving our long-term business plans in these challenging economic times. By bolstering eLoyalty’s financial fundamentals, the company will be in a stronger position to achieve future profitable growth.”

About eLoyalty

eLoyalty is a leading management consulting and systems integration company focused exclusively on customer relationship management (CRM). eLoyalty delivers a broad range of services throughout North America, Europe and Australia including strategy and measurement, program management, customer service operations, technology enablement, change management and on-going technical managed services. The combination of methodologies and technical expertise enables eLoyalty to deliver the tangible economic benefits of customer loyalty for our Fortune 1000 clients. For more information, please go to the Company’s web site at www.eloyalty.com or call 877-2-ELOYAL.

About Institutional Shareholder Services

Institutional Shareholder Services (ISS) is the world’s leading provider of proxy advisory, voting, and corporate governance services. ISS products help institutional investors — pension plans, investment managers and bank trust departments — comply with their proxy voting fiduciary obligations, as defined by the U.S. Department of Labor. Together with its global partners, ISS currently serves more than 950 institutional and corporate clients throughout North America and Europe with its core business. Annually, ISS analyzes proxies and issues vote recommendations for more than 10,000 U.S. and 10,000 non-U.S. shareholder meetings. Although ISS’s staff of more than 190 professionals is responsible for all ISS products and services, global coverage is augmented through alliances with a number of other specialists including DSW (German Shareholders Association), VEB (Dutch Shareholders Association), and Franklin Global Investor Services (Paris).

ASSUMPTIONS UNDERLYING FORWARD-LOOKING STATEMENTS AND FACTORS THAT MAY AFFECT FUTURE RESULTS
This news release contains forward-looking statements, including references to plans, strategies, objectives and anticipated future performance and other statements not strictly historical in nature, that are based on current management expectations, forecasts and assumptions. These forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. Such risks, uncertainties and other factors that might cause such a difference include, among others: the ability to maintain our common stock listing on NASDAQ; the ability to attract new clients and continuation of existing and new business from existing clients; reliance on major clients and suppliers, increasing client concentration and maintenance of good relations with key business partners; maintenance or our reputation and financial strength to remain competitive; management of the risks associated with increasingly complex client projects and new services offerings, including risks involving the variability and predictability of the number, size, scope, cost and duration of, and revenues from, client engagements, unanticipated cancellations or deferrals, collection of billed amounts, shifts from time and materials to alternative or value-based pricing and variable employee utilization rates, project personnel costs and project requirements; management of growth and expansion of business with new services offerings and into new markets; continued access to capital resources to meet eLoyalty’s operating and financial needs, including the successful consummation of eLoyalty’s pending private placement and rights offering; the realization of certain deferred tax assets which may require a valuation allowance if operating results do not improve in the future; implementation of appropriate infrastructure in a timely and cost-effective manner; the ability to attract and retain highly skilled employees in a competitive information technology labor market; demand for CRM services and software generally and continuing intense competition in the information technology services industry generally and particularly in the provision of CRM services and software; the rapid pace of technological innovation in the information technology services industry and the ongoing challenge of creating innovative solutions that meet client expectations; risks associated with eLoyalty’s global operations; future legislative, regulatory or legal actions affecting the information technology services industry or the protection of eLoyalty’s intellectual property rights; the continued impact of the slowdown in the economy on eLoyalty’s financial results; and other general business, capital market and economic conditions and volatility. For further information about these and other risks, see eLoyalty’s recent SEC filings, including its most recent annual report on Form 10-K and those identified under “Risk Factors” in the Registration Statement on Form S-3 filed on September 24, 2001 (as amended on November 13, 2001) and in the company’s quarterly reports on Form 10-Q.